UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  May 27, 2008
(Date of earliest event reported)

AFFYMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Barbara A. Caulfield, Executive Vice President and General Counsel of Affymetrix, Inc. (the “Company”), will be leaving the Company, effective June 13, 2008, to return to private practice at The Dewey LeBoeuf Law Firm in East Palo Alto, California.  She will continue to serve as Secretary to the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Dated: May 27, 2008	By:	/s/ John C. Batty
		Name:	John C. Batty
		Title:	Executive Vice President and Chief Financial Officer